Exhibit 99.22

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  December 1997

                   REMIC Multi-Class Pass-Through Certificates

                                 Series 1997-10

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 10-A1......$    15.85052700       Class 10-M.....$      3.08507415
     Class 10-A2......$    38.23730938       Class 10-B1....$      3.08507097
     Class 10-A3......$    25.56863004       Class 10-B2....$      3.08507097
     Class 10-A4......$     0.00000000       Class 10-B3....$      3.08507527
     Class 10-A5......$     0.00000000       Class 10-B4....$      3.08506452
     Class 10-A6......$     3.08507610       Class 10-B5....$      3.08511976
     Class 10-PO......$     3.86921809       Class 10-R.....$      0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 10-A1......$    12.80412256       Class 10-M.....$      0.00000000
     Class 10-A2......$    30.88825978       Class 10-B1....$      0.00000000
     Class 10-A3......$    20.65444718       Class 10-B2....$      0.00000000
     Class 10-A4......$     0.00000000       Class 10-B3....$      0.00000000
     Class 10-A5......$     0.00000000       Class 10-B4....$      0.00000000
     Class 10-A6......$     2.49213748       Class 10-B5....$      0.00000000
     Class 10-PO......$     3.12557069       Class 10-R.....$      0.00000000

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     iii) The  amount of such  distribution  to the  Certificateholders  of each class, allocable to Interest:

     Class 10-A1......$     5.52016260       Class 10-B1....$      5.59050323
     Class 10-A2......$     5.37930997       Class 10-B2....$      5.59050323
     Class 10-A3......$     5.46071138       Class 10-B3....$      5.59049462
     Class 10-A4......$     5.62499963       Class 10-B4....$      5.59051613
     Class 10-A5......$     5.62499997       Class 10-B5....$      5.59037532
     Class 10-A6......$     5.59050146       Class 10-R.....$      0.00000000
     Class 10-M.......$     5.59050290       Class 10-S.....$      0.00000000

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:....$          31,961.35

(b)  The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:......$     149,794,236.85

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:................                 481

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                     Class Certificate             Single
                                     Principal Balance       Certificate Balance
                                     -----------------       -------------------

          Class 10-A1................$  48,275,585.69       $         965.51
          Class 10-A2................$  18,627,015.44       $         918.08
          Class 10-A3................$  28,024,259.37       $         945.22
          Class 10-A4................$  10,052,742.00       $       1,000.00
          Class 10-A5................$  20,270,345.00       $       1,000.00
          Class 10-A6................$  20,311,028.10       $         990.78
          Class 10-PO................$       8,460.31       $         988.97
          Class 10-M.................$   1,536,702.67       $         990.78
          Class 10-B1................$     767,855.94       $         990.78
          Class 10-B2................$     767,855.94       $         990.78
          Class 10-B3................$     460,713.57       $         990.78
          Class 10-B4................$     307,142.38       $         990.78
          Class 10-B5................$     384,530.44       $         990.78
          Class 10-R.................$           0.00       $           0.00
          Class 10-S.................$ 149,110,273.08       $         966.11

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     vii) The  following  pertains  to any real  estate  acquired  on  behalf of
          Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

           book value........................................$            0.00
           unpaid principal balance..........................$            0.00
           number of related mortgage loans..................                0

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                        Number        4     Principal Balance $  1,570,417.10
               (2)  60-89 days
                        Number        0     Principal Balance $          0.00
               (3)  90 days or more
                        Number        0     Principal Balance $          0.00

          (b)  in foreclosure
                        Number        0     Principal Balance $          0.00

     ix) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage
          Loan purchased pursuant to Section 3.01(c):  $     0.00 $     0.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                       $     0.00 $     0.00

     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 6-S: ........................       0.628535%

     xii) Senior Percentage for such Distribution Date: ........... 97.21532600%

    xiii) Category A-Senior Percentage for such Distribution Date:  32.24165500%

     xiv) Category B-Senior Percentage for such Distribution Date:  64.97367000%

      xv) Category A-Percentage for such Distribution Date: ....... 33.165198%

     xvi) Category B-Percentage for such Distribution Date: ....... 66.834802%

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    xvii) Senior Prepayment Percentage for such Distribution Date: 100.00000000%

   xviii) Cat. B. Group I Senior Percentage for such Distribution
          Date: ................................................... 51.586152%

     xix) Cat. B Group II Senior Percentage for such Distribution
          Date: ................................................... 13.387518%

      xx) Class A6 Percentage:..................................... 20.60452900%

     xxi) Class A6 Prepayment Distribution Percentage:.............  0.00000000%

    xxii) Junior Percentage for such Distribution Date: ...........  2.78467400%

    xxii) Junior Prepayment Percentage for such Distribution Date:   0.00000000%